QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
First Consulting Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

May 6, 2002

To Our Stockholders:

        You are cordially invited to attend the Annual Meeting of Stockholders of First Consulting Group, Inc. to be held at our corporate offices at 111 W. Ocean Boulevard, 4th Floor, Long Beach, California 90802 on Tuesday, June 25, 2002 at 10:00 a.m. local time.

        The matters expected to be acted upon at the meeting are described in detail in the following Notice of Annual Meeting of Stockholders and Proxy Statement.

        It is important that you use this opportunity to take part in our affairs by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED WITH THIS PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. Returning the Proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

        We look forward to seeing you at the meeting.

                      Sincerely,

                      Luther J. Nussbaum
                       Chief Executive Officer and
                      Chairman of the Board of Directors

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 25, 2002

TO THE STOCKHOLDERS OF FIRST CONSULTING GROUP, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of First Consulting Group, Inc., a Delaware corporation, will be held on June 25, 2002 at 10:00 a.m. local time at our corporate offices at 111 W. Ocean Boulevard, 4th Floor, Long Beach, California 90802 for the following purposes:

  1.
  To elect three directors to hold office until the 2005 Annual Meeting of Stockholders.

  2.
  To ratify the selection of Grant Thornton LLP as our independent auditors for the fiscal year ending December 27, 2002.

  3.
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        Stockholders of record at the close of business on April 26, 2002 are entitled to notice of, and to vote at, this Annual Meeting and any adjournment or postponement thereof.

        All stockholders are cordially invited to attend our Annual Meeting in person. Whether or not you expect to attend, WE URGE YOU TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

                      By Order of the Board of Directors

                      Michael A. Zuercher
                       Secretary

Long Beach, California
May 6, 2002

PROXY STATEMENT FOR ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD
ON JUNE 25, 2002

INFORMATION CONCERNING SOLICITATION AND VOTING

        General.    The enclosed proxy is solicited on behalf of the Board of Directors of First Consulting Group, Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders to be held on June 25, 2002 at 10:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at our corporate headquarters at 111 W. Ocean Boulevard, 4th Floor, Long Beach, California 90802. We intend to mail this proxy statement and accompanying proxy card on or about May 6, 2002 to all stockholders entitled to vote at the Annual Meeting.

        Solicitation.    We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other of our regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

        Voting Rights and Outstanding Shares.    Only holders of record of our common stock at the close of business on April 26, 2002 will be entitled to notice of, and to vote at, the Annual Meeting. At the close of business on April 26, 2002, we had outstanding and entitled to vote 23,964,042 shares of common stock. Each holder of record of common stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

        All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. The presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. Both abstentions and broker non-votes will count towards establishing a quorum.

        Directors will be elected by a plurality of the votes cast in person or by proxy; neither abstentions nor broker non-votes will be counted for any purpose in election of the directors. All other matters must be approved by affirmative vote of the majority of the votes cast. For such matters, abstentions will have the same effect as negative votes, while broker non-votes will not be counted for any purpose in determining whether a matter has been approved.

        Revocability of Proxies.    Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. A proxy may be revoked by filing with the Corporate Secretary at our principal executive office, 111 W. Ocean Boulevard, 4th Floor, Long Beach, California 90802, a

written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

        Stockholder Proposals.    The deadline for submitting a stockholder proposal for inclusion in our proxy statement and form of proxy for our 2003 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is January 15, 2003. Nominations for director and stockholder proposals that will be brought before the meeting but will not be included in the proxy statement and proxy must be delivered to or mailed and received at our principal executive offices between March 21, 2003 and April 20, 2003. If we make a public announcement of the date of our 2003 Annual Meeting of stockholders fewer than seventy days prior to the date of such annual meeting, nominations for director and stockholder proposals that will be brought before the meeting but will not be included in the proxy statement and proxy must be delivered or received no later than the close of business on the tenth day following the day on which we first make such public announcement.

PROPOSAL 1
ELECTION OF DIRECTORS

        Our Certificate of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board of Directors to fill a vacancy (including a vacancy created by an increase in the Board of Directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

        The Board of Directors is presently composed of ten members. Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below. If any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

NOMINEES FOR ELECTION FOR A THREE YEAR TERM EXPIRING AT THE 2005 ANNUAL MEETING OF STOCKHOLDERS

        There are three directors in the class whose term of office expires in 2002. The following candidates have been nominated by the Board of Directors to stand for election at this Annual Meeting. Each candidate is currently one of our directors. If elected, these candidates will serve three-year terms expiring at our 2005 Annual Meeting of Stockholders, or until their earlier death, resignation or removal.

        Steven Heck, age 53, has served as a director since April 1997. He served from May 1987 to December 1989 as our Vice President, Midwest Region, and from 1990 to 1991, he served as Chief Information Officer of Evangelical Health Systems. After rejoining FCG in April 1991, Mr. Heck served as our Vice President, Practice. He became Executive Vice President, Practice in April 1995, and has been our President since October 1998. Mr. Heck also serves as the managing director of our outsourcing practice. Prior to joining FCG, he was the Managing Partner of the Great Lakes Health Care Practice at Price Waterhouse LLP from 1985 to 1987.

        Stephen E. Olson, age 60, has served as a director since April 1997. Mr. Olson is Chairman of the Board of The Olson Company, a developer of landmark residential communities within urban environments, which he founded in 1988. He is a member of the board of directors of several private companies including Vice Chairman of Aquarium of the Pacific, Flowline, Inc., Collectech Systems, Inc., "C" Enterprises, Kings Seafood, Pepperdine University, and Pepperdine School of Public Policy. Mr. Olson received a BA from the University of Redlands and an MBA from Pepperdine University as well as doing post-graduate work towards a Doctorate degree in Finance at the Claremont Graduate School.

        F. Richard Nichol, Ph.D., age 60, has served as a director since January 2001. Dr. Nichol has an extensive background in both clinical research and executive management in the life sciences industry. In 1995, Dr. Nichol founded, and is currently principal of, Nichol Clinical Technologies Corp., a pharmaceutical, biotechnology and clinical research-consulting firm, providing advisory services to early stage life science companies. From 1997 to 1999, he was president, CEO and a board member (including Chairman from 1998 to 1999) of CoCensys, Inc., a biopharmaceutical company that was acquired by Purdue Pharma L.P. in 1999. Dr. Nichol was co-founder, president, CEO and a board member of IBRD, Inc. from 1975 to 1995, a clinical research contract organization providing product development services to pharmaceutical and biotechnology companies, and has served as senior research scientist in virology and infectious diseases with the Upjohn Company. Since December 2001, Dr. Nichol has been Chairman and CEO of MRDx Technologies, Inc., a private firm specializing in the isolation and analysis of solid-tumor cancer cells. He has also served as the chairman of the board of directors for G Recordings since 1992, a privately held company that provides director services for films. Dr. Nichol received his BA in Science, and his MS and Ph.D. in Microbiology, from Pennsylvania State University.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2003 ANNUAL MEETING OF STOCKHOLDERS

        The following three directors are currently serving three-year terms expiring at our 2003 Annual Meeting of Stockholders, or until their earlier death, resignation or removal.

        Stanley R. Nelson, age 75, has served as a director since April 1997. Since 1997, Mr. Nelson has been the director of the Scottsdale Institute. From 1993 to August 1997, he was President of the Center for Clinical Integration, Inc., the predecessor of the Scottsdale Institute, which was formerly a subsidiary of FCG. Since 1988, he has also been an independent healthcare consultant to various organizations, and prior to 1988, he served as the President and Chief Executive Officer of the Henry Ford Healthcare Corp. and, before that, the Abbott-Northwestern Hospital. He received a BS and an MHA from the University of Minnesota.

        Luther J. Nussbaum, age 55, has served as a director since November 1997 and as our Chairman since April 1999. Mr. Nussbaum has served as our Chief Executive Officer since October 1998 after joining FCG as Executive Vice President, Worldwide Practice Support in April 1995. From 1993 to 1995, he was President of Nussbaum & Associates, a strategic and information consulting firm, and from 1989 to 1993, he served as President and Chief Executive Officer of Evernet Systems, Inc., a national network systems integration company. From 1986 to 1989, Mr. Nussbaum was the President and Chief Operating Officer of Ashton-Tate Corp., a microcomputer software development company. Mr. Nussbaum serves as a director of two private entrepreneurial companies and is a director of SM&A, a public company specializing in management and systems engineering support consulting. He received a BA from Rhodes College and an MBA from Stanford University.

        Jack O. Vance, Ph.D., age 77, has served as a director since April 1997. Dr. Vance is the Managing Director of Management Research, Inc., a management consulting firm, which he founded in 1989. From 1973 to 1989, he was the Managing Partner of the Los Angeles office of McKinsey & Company and served on the Executive Committee of that firm's board of directors from 1962 to 1989. Dr. Vance serves as a director of International Rectifier Corporation, a supplier of power semiconductor components; the Gabelli Mathers Fund, a mutual fund; Molina Health Care, Inc., and several private companies. Dr. Vance received a BS from the University of Louisville, an MBA from the Wharton School of Commerce and Finance at the University of Pennsylvania, and a Ph.D. from Southwest University.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2004 ANNUAL MEETING OF STOCKHOLDERS

        The following four directors are currently serving three-year terms expiring at our 2004 Annual Meeting of Stockholders, or until their earlier death, resignation or removal.

        Steven Lazarus, age 70, has served as a director since April 1997. Mr. Lazarus has served as a senior principal of various venture capital funds associated with ARCH Venture since 1986, including President and Chief Executive Officer of ARCH Development Corporation and Managing Director of ARCH Venture Partners. From 1986 to 1994, he was the Associate Dean of the Graduate School of Business at the University of Chicago. He currently serves as a director of Amgen Inc., a biotechnology company. Mr. Lazarus received a BA from Dartmouth College and an MBA from the Harvard University Graduate School of Business.

        David S. Lipson, age 58, has served as a director since December 1998. Mr. Lipson co-founded Integrated Systems Consulting Group, or ISCG, in 1988 and was Chairman of the ISCG board of directors and ISCG's Chief Executive Officer, President and Assistant Treasurer from its inception until its merger with FCG in December 1998. He joined FCG at that time, and retired from service as an employee in June 1999. He has more than 35 years of industry experience in executive management and sales and marketing. His previous employers include IBM, Control Data Corporation, Dun & Bradstreet Computer Services, SunGuard Data Systems, Inc., and Digital Equipment Corporation. Mr. Lipson currently serves as a director of Cardinal Solutions, Inc., an information technology consulting firm; and GroupSystems.com, a knowledge-based, collaborative software firm. He also serves on the board of advisors of Baird Venture Partners I, Baird Capital Partners II and Cross Atlantic Capital Partners. He received a BA in biological sciences from Pennsylvania State University and an MBA from Temple University as well as spending a year in the Doctoral program in Management Decision Theory.

        Scott S. Parker, age 67, has served as a director since November 1997. Mr. Parker is President Emeritus of Intermountain Health Care where he served as President and Chief Executive Officer from its formation in 1975 until his retirement in 1998. He currently serves as a director of Questar Corporation, a natural gas and energy holding company; and Bonneville International, a radio and television corporation. He also serves as a trustee for Intermountain Health Care, Sutter Health Care and Ascension Health, all integrated health care systems. Mr. Parker has served as Chairman of the American Hospital Association and as President of the International Hospital Federation. He also currently serves as Chairman of the Utah Symphony. He received a BA from the University of Utah and an MHA from the University of Minnesota. Mr. Parker has notified us that he will resign from our Board of Directors, effective July 1, 2002, to pursue other activities.

        Fatima Reep, age 52, has served as a director since July 1999, when she was appointed to the seat occupied by her late husband, James A. Reep, our co-founder and former Chairman. Ms. Reep has been owner and President of First Ticket Travel, a travel agency, since May 1984, and has served on the boards of a number of civic associations including the Los Alamitos Chamber of Commerce. She received a BA from Croydon College in London.

BOARD COMMITTEES AND MEETINGS

        During the fiscal year ended December 28, 2001, the Board of Directors held six meetings. The Board of Directors has an Audit Committee, a Nominating Committee and a Compensation Committee.

        Audit Committee.    The Audit Committee performs the following functions: it meets with our independent auditors to review the results of the annual audit and discuss the financial statements; it recommends to the Board of Directors whether the independent auditors should be retained; it receives and considers the auditors' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls; and considers matters that present conflicts of interest or risks to us. Currently, the Audit Committee is composed of three non-employee directors: Messrs. Lazarus (Chairman), Nelson and Parker. The Audit Committee met four times during 2001. Attached to this Proxy Statement as Appendix Ais a copy of the Audit Committee Charter adopted by the Audit Committee in December 1999, as amended in April 2002.

        Compensation Committee.    The Compensation Committee considers and approves our compensation policies, evaluates the performance and determines the compensation of executive officers and performs such other functions regarding compensation as the Board of Directors may delegate. Currently, the Compensation Committee is composed of three non-employee directors: Dr. Vance (Chairman), Mr. Olson and Ms. Reep. The Compensation Committee met six times during 2001.

        Nominating Committee.    The Nominating Committee interviews, evaluates, nominates and recommends individuals for membership on the Board of Directors and Committees thereof, and nominates specific individuals to be elected as our officers. The Nominating Committee will consider nominees recommended by our security holders if submitted in accordance with the procedures detailed under the heading "Stockholder Proposals" in this proxy statement. Currently, the Nominating Committee is composed of four non-employee directors: Messrs. Olson (Chairman), Nelson, Lazarus and Dr. Vance. The Nominating Committee met once during 2001 and acted once by unanimous written consent.

        During the fiscal year ended December 28, 2001, each Board member attended 75% or more of the aggregate of the meetings of the Board of Directors and of the Committees on which he or she served.

MANAGEMENT

        Set forth below is information regarding our current executive officers as of the record date, April 26, 2002:

Name	Position with the Company
Luther J. Nussbaum	Chairman and Chief Executive Officer
Steven Heck	President
Joseph M. Casper	Executive Vice President
Mary E. Franz	Executive Vice President
Walter J. McBride	Executive Vice President and Chief Financial Officer
Richard J. Riegel	Executive Vice President
Roy A. Ziegler	Executive Vice President

        Biographical information about Messrs. Nussbaum and Heck is set forth under Proposal 1 above. Each of Messrs. Nussbaum and Heck and the individuals below comprise our management Executive Committee.

        Joseph M. Casper, age 51, has served as Executive Vice President of Technology Services, our advanced technology/e-services business, since July 2000. He has been the lead Client Service Executive for many of our Innovative Technology engagements since joining FCG in June 1995. He has over 25 years of experience in the field of telecommunications, networking, infrastructure and wireless communications. Prior to joining our company, he was a Director with Deloitte & Touche Management Consulting. Mr. Casper is a lifetime member of the University of Washington Presidents Club and has previously served as the Chairman of the Leukemia Society North West Chapter.

        Mary E. Franz, age 44, has served as Executive Vice President since April 2000 and is Managing Director of our Healthcare Group. She previously served as Vice President and Managing Director of the Health Plan practice since joining FCG in February 1999. Ms. Franz has 20 years of experience in business strategy, operations improvement and information technology. She previously served as a Partner at Price Waterhouse Coopers from 1984 to 1999 where she had responsibility for developing a national healthcare practice and provided IT and consulting services to a broad range of enterprises. She received a BS from Indiana University, and a Master of Science degree in Management from Purdue University.

        Walter J. McBride, age 49, has served as Executive Vice President, Practice Support, and Chief Financial Officer since April 2000. Prior to joining us, Mr. McBride was Executive Vice President and Chief Financial Officer of Kistler Aerospace, a privately held aerospace company since 1997. He served as Executive Vice President and Chief Financial Officer of Unplugged Communications, a distributor of wireless products, from 1996 to 1997; and Senior Vice President and Chief Financial Officer of Emulex Corporation, a publicly traded leader in high-speed computer network products, from 1993 to 1996. He received his BS in accounting/finance from Ohio State University and his MS in computer systems management from the Rochester Institute of Technology.

        Richard J. Riegel, age 38, has served as Executive Vice President and Managing Director of our Life Sciences practice since April 2001. He has extensive experience in the data processing services and computer industry, primarily focused on the needs of the pharmaceutical and life sciences industries. Since our acquisition of ISCG in 1998, he has served in a senior management role in the Life Sciences practice. Mr. Riegel joined ISCG in 1994 and has served in several management and sales positions including Vice President of Applications Services, Vice President of the Document Management Service

Line, National Director of Sales, and National Account Executive. Prior to joining ISCG, Mr. Riegel held several management, engineering, marketing, and sales positions at both Barnett International, a division of PAREXEL International, and IBM. He received a BS in mechanical engineering from Pennsylvania State University and an MBA from Villanova University.

        Roy A. Ziegler, age 39, has served as Executive Vice President since May 1999. Mr. Ziegler was also President, then Chief Executive Officer, of Doghouse Technology Services, a subsidiary of ours, from June 2000 through 2001. From 1996 through May 1999, he was the Vice President and Managing Director of our Health Plan and E-Strategy Practices, and, from 1993 through 1995, Vice President and Managing Director for the Managed Care Practice. Prior to joining us, Mr. Ziegler was the Practice Director of the Health Management Initiative in the Pacific Region at Andersen Consulting from 1992 to 1993, and served in other capacities for Andersen Consulting from 1984 to 1991. He received a BS from Pepperdine University.

        Our executive officers are elected by the Board of Directors and serve until their successors have been duly elected and qualified, unless sooner removed. There are no family relationships among any of our directors or executive officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the ownership of our common stock as of March 31, 2002 by: (i) each stockholder who we know to own beneficially more than 5% of our common stock; (ii) each named executive officer; (iii) each of our directors; and (iv) all of our directors and executive officers as a group.

	Shares Beneficially Owned (2)
Name and Address of Beneficial Owner (1)
	Number	Percent
Fatima Reep (3)	2,550,072	10.6%
David S. Lipson (4)	2,085,235	8.7%
Associate 401(k) and Stock Ownership Plan (5)	1,480,642	6.2%
Roy A. Ziegler (6).	284,830	1.2%
Luther J. Nussbaum (7).	250,466	1.0%
Steven Heck (8)	187,209	*
Walter F. McBride (9)	68,338	*
Steven Lazarus (10)	63,433	*
Stanley R. Nelson (11).	58,433	*
Stephen E. Olson (12)	58,433	*
Jack O. Vance, Ph.D. (13).	58,433	*
Scott S. Parker (14).	42,677	*
Mary E. Franz (15)	38,607	*
F. Richard Nichol, Ph.D. (16).	9,065	*
All directors and executive officers as a group (17) (15 persons)	5,986,266	24.3%

*
Represents beneficial ownership of less than 1% of our outstanding shares of common stock.

(1)
The address for each of our officers, directors, ASOP trustee and 5% stockholders is c/o First Consulting Group Inc. at 111 W. Ocean Blvd., Long Beach, California 90802.

(2)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, we believe, based on information furnished by such persons, that the persons named in the table above have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. Percentage of beneficial ownership is based on 23,936,298 shares of our common stock outstanding as of March 31, 2002. Shares of common stock subject to stock options which are currently exercisable or will become exercisable within 60 days after March 31, 2002 are deemed outstanding for computing the percentage of the person or group holding such options, but are not deemed outstanding for computing the percentage of any other person or group.

(3)
Shares listed include (a) 2,518,406 shares held by the Reep Family LLC, of which Fatima Reep is the Managing Member, and (b) 31,666 shares subject to stock options exercisable within 60 days of March 31, 2002.

(4)
Shares listed as held by Mr. Lipson include 29,333 shares subject to stock options exercisable within 60 days of March 31, 2002.

(5)
New York Life holds the ASOP's shares as trustee. ASOP Shares held by the trustee are beneficially owned by employees and former employees, including certain of our executive officers. The beneficial owners have the right to vote the shares of common stock allocated to their accounts with respect to the approval or disapproval of any merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transaction. The beneficial owners also have the right to the fair market value of the stock allocated to their respective accounts.

(6)
Shares listed as held by Mr. Ziegler include (a) 104,561 shares subject to stock options exercisable within 60 days of March 31, 2002 and (b) 5,653 shares held in the ASOP. The foregoing includes 71,012 shares subject to stock options exercisable within 60 days of March 31, 2002, which options were assumed by us upon the assumption of the Doghouse Enterprises 2000 Equity Incentive Plan in July 2001.

(7)
Shares listed as held by Mr. Nussbaum include (a) 59,673 shares subject to stock options exercisable within 60 days of March 31, 2002, and (b) 5,653 shares held in the ASOP. Further, 85,120 of the shares listed in the table are held by The Nussbaum Family Trust, a Revocable Living Trust, dated March 2, 1992, of which Mr. Nussbaum is trustee; and 100,000 of the shares listed in the table are held in two separate trusts for Mr. Nussbaum's two daughters, of which Mr. Nussbaum is not trustee and disclaims beneficial ownership.

(8)
Shares listed as held by Mr. Heck include (a) 50,423 shares subject to stock options exercisable within 60 days of March 31, 2002, and (b) 5,614 shares held in the ASOP.

(9)
Shares listed as held by Mr. McBride include 62,338 shares subject to stock options exercisable within 60 days of March 31, 2002.

(10)
Shares listed as held by Mr. Lazarus include 56,333 shares subject to stock options exercisable within 60 days of March 31, 2002.

(11)
Shares listed as held by Mr. Nelson include 56,333 shares subject to stock options exercisable within 60 days of March 31, 2002.

(12)
Shares listed as held by Mr. Olson include 56,333 shares subject to stock options exercisable within 60 days of March 31, 2002.

(13)
Shares listed as held by Dr. Vance include 56,333 shares subject to stock options exercisable within 60 days of March 31, 2002.

(14)
Shares listed as held by Mr. Parker include 41,333 shares subject to stock options exercisable within 60 days of March 31, 2002.

(15)
Shares listed as held by Ms. Franz include 38,607 shares subject to stock options exercisable within 60 days of March 31, 2002.

(16)
Shares listed as held by Dr. Nichol include 9,065 shares subject to stock options exercisable within 60 days of March 31, 2002.

(17)
Shares listed as held by all directors and executive officers as a group includes 709,431shares subject to stock options exercisable within 60 days of March 31, 2002.

COMPLIANCE UNDER SECTION 16(A) OF THE EXCHANGE ACT

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than ten percent of a registered class of securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and the Nasdaq National Market. Such persons are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file.

        Based solely on our review of the copies of such forms furnished to us, and representations by the executive officers and directors, we believe that all Section 16(a) filing requirements were met during the fiscal year ending December 28, 2001.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF DIRECTORS

        For the first quarter of 2001, we paid each outside director the following amounts for their services as a director: $1,250 (one-fourth of the former annual payment of $6,000) plus $1,000 for each meeting of the Board of Directors and $500 for each Committee meeting attended. In April 2001, we increased the annual payment to $10,000 per year (paid in equal quarterly installments) for each outside director. The director fees to be paid upon each Board of Directors and Committee meeting attended did not change. Directors are also reimbursed for certain expenses in connection with attendance at Board of Director and Committee meetings.

        In addition, each non-employee director receives stock options under the 1997 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). Option grants under the Directors' Plan are automatic and non-discretionary. Each non-employee director receives an option to purchase 20,000 shares when he or she is first elected to the Board of Directors, plus an annual grant of 4,000 shares each January 1. All options granted under the Directors' Plan are granted with an exercise price equal to 100% of the fair market value of the stock on the date of grant. The initial 20,000 share grant vests 20% on the first anniversary of the date of grant with the balance vesting in equal monthly installments over the remaining four years. The annual 4,000 share grants vest in monthly installments over a period of one year. Both types of grant are subject to acceleration upon the death, disability or termination without cause of the director, and expire on the earlier of ten years from the date of grant, 12 months after termination of an optionee's services as non-employee director, or 18 months in the event of death of the director.

        The Directors' Plan provides that, in the event of a change of control (as defined in the Directors' Plan), the surviving or acquiring corporation may assume options outstanding under the Directors' Plan or substitute similar options. If the surviving or acquiring corporation assumes the options or substitutes similar options, and the option holder either voluntarily terminates his services as Director with good reason or is involuntarily terminated without cause (as each is defined in the Directors' Plan) within one month before, or 13 months after, the change in control, then the vesting of those assumed or substituted stock options will accelerate. If the surviving or acquiring corporation refuses to assume such options or to substitute similar stock options, then the vesting of the options will accelerate upon the change in control. Outside directors are also eligible to receive awards under the 1997 Equity Incentive Plan, as amended.

        In December 2001, we entered into an agreement with First Ticket Travel, whose owner and president is Fatima Reep, a member of our Board of Directors. The agreement sets forth the general terms and rates for First Ticket Travel's services to our employees. The agreement also provides that First Ticket Travel will be the exclusive travel agency service for our company retreat in October 2002, and sets forth the general terms and rates for their services in connection with this event, including a $50,000 commission fee. In addition, we have agreed to pay First Ticket Travel $3,000 per month to provide consulting services to us to improve our processes and obtain more cost effective and efficient business travel. The agreement is effective from January 1, 2001 to December 31, 2002. Prior to the execution of this agreement, we utilized the services of First Ticket Travel and paid them approximately $154,359 during the fiscal year ended December 28, 2001, of which $26,320 represented travel service fees.

        Effective January 2002, we entered into a six-month consulting agreement with Nichol Clinical Technologies Corp, whose principal is F. Richard Nichol, Ph.D., a member of our Board of Directors. Under the agreement, Nichol Clinical Technologies will provide consulting services to our Life Science business unit in the general area of strategic sales services. We are obligated to pay approximately $12,000 per month for such consulting services. Prior to this agreement, we had another consulting services agreement with Nichol Clinical Technologies Corp, and we paid them approximately $181,587 for their services for the fiscal year ended December 28, 2001.

COMPENSATION OF EXECUTIVE OFFICERS

        The following table provides certain summary information concerning the compensation earned by our chief executive officer during the 2001 fiscal year and each of the four other most highly compensated executive officers whose salary and bonus for the 2001 fiscal year was in excess of $100,000. The table provides compensation amounts for services rendered in all capacities to us and our subsidiaries for the 1999, 2000 and 2001 fiscal years. No other executive officer who would have otherwise been includable in such table on the basis of salary and bonus earned for the 2001 fiscal year has been excluded by reason of his or her termination of employment or change in executive status during that year. The individuals listed in the table below shall be hereinafter referred to as the "named executive officers."

Long Term Compensation Awards
Annual Compensation
	Fiscal Year			Securities Underlying Options (#)	All Other Compensation (1)
Name and Principal Position		Salary	Bonus
Luther J. Nussbaum Chairman and Chief Executive Officer	2001 2000 1999	$410,000 390,000 390,000	$61,644 13,527 0	— 45,000 72,000	$37,208 37,268 37,372	(2) (3) (4)
Steven Heck President	2001 2000 1999	$400,000 380,000 380,000	$68,650 13,300 0	— 45,000 57,000	$29,666 36,082 36,899	(5) (6) (7)
Roy A. Ziegler Executive Vice President	2001 2000 1999	$397,500 380,000 380,000	$42,478 13,300 0	— — 57,000	$32,130 32,553 32,789	(8) (9) (10)
Mary E. Franz Executive Vice President	2001 2000 1999	$380,000 331,667 239,877	$76,169 9,440 0	17,250 — 73,048	$20,324 56,210 52,480	(11) (12) (13)
Chuck McBride Executive Vice President & CFO	2001 2000 1999	$365,000 254,363 —	$56,569 0 —	— 159,149 —	$20,476 20,462 —	(14) (15)

(1)
Life insurance premiums reported as "other compensation" for each named executive officer are reported at the IRS imputed value of such company-owned policies.

(2)
Includes (i) $10,432.82 imputed interest on an interest-free loan to Mr. Nussbaum for the purchase of shares of our common stock under the 1994 Restricted Stock Plan; (ii) supplemental executive retirement plan contributions of $20,000 made on behalf of Mr. Nussbaum; (iii) $1,524.90 of life insurance premiums paid for a company-owned policy on Mr. Nussbaum; and (iv) our matching contribution of $5,250 under the Associate 401(k) and Stock Ownership Plan ("ASOP").

(3)
Includes (i) 11,366.02 imputed interest on an interest-free loan to Mr. Nussbaum for the purchase of shares of our common stock under the 1994 Restricted Stock Plan; (ii) supplemental executive retirement plan contributions of $20,000 made on behalf of Mr. Nussbaum; (iii) $710.40 of life insurance premiums paid for a company-owned policy on Mr. Nussbaum; and (iv) our matching contribution of $5,191.97 under the ASOP.

(4)
Includes (i) $11,436.94 imputed interest on an interest-free loan to Mr. Nussbaum for the purchase of shares of our common stock under the 1994 Restricted Stock Plan; (ii) supplemental executive retirement plan contributions of $20,000 made on behalf of Mr. Nussbaum; (iii) $934.58 of life insurance premiums paid for a company-owned policy on Mr. Nussbaum; and (iv) our matching contribution of $5,000 under the ASOP.

(5)
Includes (i) $3,891.86 imputed interest on an interest-free loan to Mr. Heck for the purchase of shares of our common stock under the 1994 Restricted Stock Plan; (ii) supplemental executive retirement plan contributions of $20,000 made on behalf of Mr. Heck; (iii) $524.40 of life insurance premiums paid for a company-owned policy on Mr. Heck; and (iv) our matching contribution of $5,250 under the ASOP.

(6)
Includes (i) $10,826.43 imputed interest on an interest-free loan to Mr. Heck for the purchase of shares of our common stock under the 1994 Restricted Stock Plan; (ii) supplemental executive retirement plan contributions of $20,000 made on behalf of Mr. Heck; (iii) $64.08 of life insurance premiums paid for a company-owned policy on Mr. Heck; and (iv) our matching contribution of $5,191.97 under the ASOP.

(7)
Includes (i) $10,826.43 imputed interest on an interest-free loan to Mr. Heck for the purchase of shares of our common stock under the 1994 Restricted Stock Plan; (ii) supplemental executive retirement plan contributions of $20,000 made on behalf of Mr. Heck; (iii) $1,072.98 of life insurance premiums paid for a company-owned policy on Mr. Heck; and (iv) our matching contribution of $5,000 under the ASOP.

(8)
Includes (i) $6,653.00 imputed interest on an interest-free loan to Mr. Ziegler for the purchase of shares of our common stock under the 1994 Restricted Stock Plan; (ii) supplemental executive retirement plan contributions of $20,000 made on behalf of Mr. Ziegler; (iii) $226.50 of life insurance premiums paid for a company-owned policy on Mr. Ziegler; and (iv) our matching contribution of $5,250 under the ASOP.

(9)
Includes (i) $7,087.18 imputed interest on an interest-free loan to Mr. Ziegler for the purchase of shares of our common stock under the 1994 Restricted Stock Plan; (ii) supplemental executive retirement plan contributions of $20,000 made on behalf of Mr. Ziegler; (iii) $273.60 of life insurance premiums paid for a company-owned policy on Mr. Ziegler; and (iv) our matching contribution of $5,191.97 under the ASOP.

(10)
Includes (i) $7,210.27 imputed interest on an interest-free loan to Mr. Ziegler for the purchase of shares of our common stock under the 1994 Restricted Stock Plan; (ii) supplemental executive retirement plan contributions of $20,000 made on behalf of Mr. Ziegler; (iii) $578.58 of life insurance premiums paid for a company-owned policy on Mr. Ziegler; and (iv) our matching contribution of $5,000 under the ASOP.

(11)
Includes (i) supplemental executive retirement plan contributions of $20,000 made on behalf of Ms. Franz; and (ii) $324.00 of life insurance premiums paid for a company-owned policy on Ms. Franz.

(12)
Includes (i) $40,886.76 imputed interest on an interest-free loan to Ms. Franz for the purchase of shares of our common stock under the 1994 Restricted Stock Plan; (ii) supplemental executive retirement plan contributions of $15,000 made on behalf of Ms. Franz; and (iii) $323.40 of life insurance premiums paid for a company-owned policy on Ms. Franz.

(13)
Includes (i) $37,479.53 imputed interest on an interest-free loan to Ms. Franz for the purchase of shares of our common stock under the 1994 Restricted Stock Plan; and (ii) supplemental executive retirement plan contributions of $15,000 made on behalf of Ms. Franz.

(14)
Includes (i) supplemental executive retirement plan contributions of $20,000 made on behalf of Mr. McBride; and (ii) $476.10 of life insurance premiums paid for a company-owned policy on Mr. McBride.

(15)
Includes (i) supplemental executive retirement plan contributions of $20,000 made on behalf of Mr. McBride; and (ii) $462.00 of life insurance premiums paid for a company-owned policy on Mr. McBride.

Stock Option Grants During Last Fiscal Year

        The following table contains information concerning the stock options granted to the named executive officers during the fiscal year ended December 28, 2001. No stock appreciation rights were granted to the named executive officers during such fiscal year.

	Option Grants in Last Fiscal Year Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($)(2)
	Number of Securities Underlying Options/SARs Granted (#)(1)	% of Total Options/SARs Granted to Employees in Fiscal Year
			Exercise or Base Price per Share ($)
				Expiration Date
					5%	10%
Mary E. Franz	17,250	2.8%	7.20	7/2/2011	78,108	197,942

(1)
All options granted vest and become exercisable at the rate of 25% one year following the grant date, plus 1/48th of the original amount per month thereafter over the next 36 months so that the grant is fully vested four years from the date of grant. The options continue in full force and effect upon a change in control, as defined in our option plans, unless the acquiring company refuses to continue or assume the options or to substitute similar options, in which event the vesting of such options is accelerated. In addition, if the named executive officer is terminated in connection with a change in control, the vesting of such options is accelerated as of the date of termination.

(2)
The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent our estimate or projection of our future common stock prices. There can be no assurance provided to any executive officer or other holder of our securities that the actual stock price appreciation over the ten-year term will be at the assumed 5% and 10% levels or at any other defined level. Potential realizable values are net of exercise price, but before the payment of taxes associated with exercise. Such potential realizable values are also calculated based on the term of the option at its time of grant (10 years), and by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option, and that the option is exercised and sold on the last day of its term for the appreciated stock price. No gain to the optionee is possible unless the stock price increases over the option term.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

        The following table provides information, with respect to our named executive officers, concerning the exercise of options during the fiscal year ended December 28, 2001 and unexercised options held by them as of the end of that fiscal year.

Name	Shares Acquired On Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at FY End (#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at FY End ($) Exercisable/Unexercisable (1)
Mary E. Franz	0	0	32,520/57,778	142,834/310,057
Steven Heck	0	0	40,987/61,013	210,273/382,647
Walter J. McBride	0	0	49,077/110,072	397,886/902,494
Luther J. Nussbaum	0	0	48,987/68,013	240,953/409,492
Roy A. Ziegler	0	0	84,375/120,825	374,353/548,789

(1)
The value of unexercised in-the-money options is calculated based on the market value of the underlying securities, minus the exercise price, and assumes sale of the underlying securities on

  December 28, 2001, the last trading date of our fiscal 2001, at a price of $14.835 per share, the fair market value of our common stock on such date.

EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYEE AND
CHANGE IN CONTROL ARRANGEMENTS; INDEMNIFICATION AGREEMENTS

Employment Agreements, Termination of Employee and Change in Control Arrangements

        Our stock incentive plans contain change in control provisions that may result in the accelerated vesting of outstanding option grants and stock issuances.

        We have entered into indemnification agreements with our directors and officers for the indemnification of and advancement of expenses to such persons to the full extent permitted by law. We also intend to execute such agreements with our future directors and officers.

REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION

Responsibilities and Composition of the Committee

        The Compensation Committee of our Board of Directors is responsible for recommending the type and level of compensation for our directors, officers and employees and administering our equity incentive plans. The Compensation Committee is also responsible for reviewing the performance of our executive officers.

        As of December 28, 2001, the Compensation Committee was composed of three members of our Board of Directors: Jack O. Vance (Chairman), Stephen E. Olson and Fatima Reep. None of the current members of the Compensation Committee has served as our employee or an employee of any of our subsidiaries.

        This report describes the philosophy that underlies the components of our executive compensation programs. It also describes the details of the key elements of such programs, as well as the rationale for compensation paid to our Chief Executive Officer and our other officers.

Compensation Philosophy and Objectives

        The Compensation Committee believes that all officers and employees should be compensated based on their contribution to the firm and to building sustainable long-term value for our stockholders. In determining specific compensation programs, the Committee considers individual and group performance, including successful achievement of financial, operational and management objectives, maintenance of strong relationships with the firm's clients, new business generation and teamwork. The Committee strives to design compensation programs that will tie individual rewards to our success and align our interests with our officers, employees and stockholders. The Compensation Committee also strives to design compensation programs that help retain our officers and employees and encourage personal and professional development and growth.

Compensation of Officers Generally

        Officer compensation programs typically consist of four components: base salaries, bonuses, equity incentives and other compensation. With the exception of the supplemental executive retirement plan that was established for our vice presidents, other compensation includes benefits generally available to all employees, including health and welfare benefits, relocation expenses, insurance premiums and similar payments. All components are evaluated annually to ensure that such components are appropriate and consistent with our strategic business objectives, our corporate culture, and enhancing stockholder value.

        Base Salary.    Base salary ranges and base salaries for our officers are established at competitive levels according to the salaries attributable to comparable positions at comparable companies within the healthcare, management consulting and information services industries. The Compensation Committee reviews the base salary of each officer annually. It considers each officer's level of responsibility, experience and overall contribution to our business, and also considers equity and fairness in setting the base salary of officers. In making salary recommendations, the Compensation Committee exercises discretion based on the foregoing criteria. The Committee does not apply a specific formula to determine the weight of each factor considered.

        Bonuses.    Bonuses for our officers are determined based on the attainment of specific financial, operational and management objectives. These objectives vary depending upon the position or role of the individual officer. The Compensation Committee also considers each officer's contribution to our financial performance and organizational growth, including typical measurements of operational performance such as cash management, client continuity, resource utilization, employee turnover and professional development and growth. The Board of Directors establishes specific objectives for each officer at the beginning of each year and bonuses may be earned on a quarterly basis.

        Stock Options and Other Equity Incentives.    Options to purchase shares of our common stock are granted, among other reasons, to aid in the retention of such officers and to align the interests of such officers with those of the stockholders. Options are granted when, (i) an officer first joins us, (ii) in connection with a significant change in an officer's responsibility, (iii) to reward excellent performance and, occasionally, (iv) to achieve equity within an officer's peer group.

        Our Compensation Committee administers the following equity incentive plans:

1.
The 1997 Equity Incentive Plan;

2.
The 1997 Non-Employee Directors' Stock Option Plan;

3.
The 1994 Restricted Stock Purchase Plan;

4.
The 1999 Non-Officer Equity Incentive Plan;

5.
The ISCG Amended and Restated Stock Option Plan;

6.
The 2000 Associate Stock Purchase Plan;

7.
The 2000 Doghouse Enterprises Equity Incentive Plan; and

8.
The Associate 401(k) and Stock Ownership Plan.

        Our officers can receive stock option grants and other equity-based incentives under the 1997 Equity Incentive Plan, the 2000 Associates Stock Purchase Plan and the 401(k) Plan. Options granted by the Compensation Committee allow the officer to acquire shares of our common stock at a fixed price per share, which is the market price on the grant date, over the ten-year term of the option. The options granted by the Compensation Committee generally vest and become exercisable over a four year period, contingent upon the officer's continued employment with us. However, in some cases, the Compensation Committee has granted options that vest and become exercisable over a five year period, also subject to the officer's continued employment. Accordingly, the option will provide a return to the executive officer only if he or she remains employed by us during the vesting period, and then only if the market price of the shares appreciated over the option term.

Chief Executive Officer Compensation

        The Chief Executive Officer's salary, bonus and other compensation follow the policies set forth above. Luther J. Nussbaum has served as our Chief Executive Officer since October 1998. For the 2001 fiscal year, Mr. Nussbaum's base salary was $410,000.

        For the 2001 fiscal year, the Committee established a target annual bonus award of 35% of Mr. Nussbaum's base salary, or $143,500. Payments against the target bonus are made, if at all, on a quarterly basis and actual amounts paid are based on achievement by Mr. Nussbaum and the company of certain goals, including achievement of certain levels of financial performance by the company. For the 2001 fiscal year, Mr. Nussbaum was paid an aggregate bonus of $61,644, or 15% of his base salary.

Policy on Deductibility of Compensation

        Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), provides in general that companies may not deduct in any taxable year compensation in excess of $1,000,000 paid to any named executive officer, except to the extent such excess constitutes performance-based compensation. In order for incentive compensation to qualify as performance based compensation under Section 162(m), our discretion to grant awards must be strictly limited. Compensation received by named executive officers on exercise of stock options granted under our 1997 Equity Incentive Plan with exercise prices at least equal to the fair market value of the common stock on the date of grant is considered performance-based compensation deductible by us under the Code. We do not currently intend to qualify other incentive compensation plans under Section 162(m). Our policy is to qualify future compensation arrangements to ensure deductibility, except in those cases where stockholder value is maximized by an alternative approach.

        The foregoing report has been approved by all of the members of the Committee.

                      THE COMPENSATION COMMITTEE

                      Jack O. Vance, Chairman
                      Stephen E. Olson
                      Fatima Reep

        The above report of the Compensation Committee will not be deemed to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate the same by reference.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        As of December 28, 2001, the Compensation Committee of the Board of Directors was composed of Jack O. Vance (Chairman), Stephen E. Olson and Fatima Reep. There are no compensation committee interlocks between any of our executive officers and any entity whose directors or executive officers serve on our Board of Directors or Compensation Committee. None of these individuals was an officer or employee at any time during the 2001 fiscal year or at any other time.

        We have a non-exclusive agreement with First Ticket Travel, whose owner and President is Fatima Reep, a member of our Board of Directors. The material terms of this agreement are described under the heading "Certain Relationships and Related Transactions."

COMPANY STOCK PRICE PERFORMANCE

        The following line graph compares the cumulative total return to our stockholders of our common stock from February 13, 1998 (the date of our initial public offering) to December 28, 2001 to the cumulative total return over such period of (i) Nasdaq National Market—U.S. Index and (ii) a peer issuer, the JP Morgan H&Q Technology Index. The graph assumes that $100 was invested on February 13, 1998 in our common stock at our initial public offering and in each of the other two indices and the reinvestment of all dividends, if any. The graph is presented in accordance with SEC requirements. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance.

First Consulting Group
JPMorgan H&Q Technology Index
Nasdaq Stock Market—U.S. Index

        The information contained in the performance graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into any such filing.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Since January 1, 2001 there has not been any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeded or exceeds $60,000 and in which any director, executive officer, holder of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than the transactions described below.

        Restricted Stock Agreements.    Until December 2000, we required each employee who is hired as or promoted to the position of Vice President to hold shares of our common stock equal to a multiple of their base salary. In the case of the named executive officers, each was required to hold a minimum of two times his or her base salary. We sold our officers shares of our common stock pursuant to our 1994 Restricted Stock Plan, as amended.

        In connection with the sale of stock to our officers, we have made interest-free loans to officers, including the named executive officers, equal to (i) the purchase price of shares, and (ii) the exercise price and any Federal and state taxes owed on exercise of options under our stock option plans. The loans were made pursuant to a non-interest bearing promissory note secured by the shares of stock held by the officer. In the event of any nonpayment by an officer, we have recourse against the officer's personal assets. We hold the shares of stock purchased with the proceeds of the loan as collateral against the associated loan.

        In December 2000, our Board of Directors voted to terminate the restricted stock purchase requirement. In addition, the Board of Directors offered past participants the ability to rescind their purchases. As a result of the rescission program, share purchases representing approximately 1,646,420 shares have been rescinded as of December 28, 2001.

        Officers generally must repay each year the greater of 10% of the original principal balance of the loan or one-half of that officer's after-tax bonus. Any unpaid principal on each loan is due ten years following the date of the loan. The highest amount owed during 2001 under this loan program was: Mr. Nussbaum, $207,764.50; Mr. Heck, $189,503.43; Mr. Casper, $469,303.99; and Mr. Ziegler, $142,930.62. As of March 31, 2002, the following executive officers owed the following amounts to us under this loan program: Mr. Nussbaum, $180,427.63; Mr. Heck, $0; Mr. Casper, $444,756.40; and Mr. Ziegler, $121,632.42. Mr. Heck paid off the balance of his loan in May 2001 during a one-time repurchase program that we offered participants in the plan. In the repurchase, Mr. Heck sold 27,990 shares to us at a price of $7.35 per share. Of the total repurchase price, $179,489.03 was cancellation of all of Mr. Heck's indebtedness and $26,237.47 was cash proceeds, which cash amount was attributable to the anticipated tax liabilities of Mr. Heck in connection with the transaction.

        In December 2001, we entered into an agreement with First Ticket Travel, whose owner and President is Fatima Reep, a member of our Board of Directors. The agreement sets forth the general terms and rates for First Ticket Travel's services to our company. The agreement also provides that First Ticket Travel will be the exclusive travel agency service for our company retreat in October 2002, and sets forth the general terms and rates for their services in connection with this event, including a $50,000 commission fee. In addition, we have agreed to pay First Ticket Travel $3,000 per month to provide consulting services to us to improve our processes and obtain more cost effective and efficient business travel. The agreement is effective from January 1, 2002 to December 31, 2002. Prior to the execution of this agreement, we utilized the services of First Ticket Travel and paid them approximately $154,359 during the fiscal year ended December 28, 2001, of which $26,320 represented travel service fees.

        Effective January 2002, we entered into a six-month consulting agreement with Nichol Clinical Technologies Corp, whose principal is F. Richard Nichol, Ph.D., a member of our Board of Directors. Under the agreement, Nichol Clinical Technologies will provide consulting services to our Life Sciences business unit in the general area of strategic sales services. We are obligated to pay approximately $12,000 per month for such consulting services. Prior to this agreement, we had another consulting services agreement with Nichol Clinical Technologies Corp, and we paid them approximately $181,587 for their services for the fiscal year ended December 28, 2001.

        Loan to Director.    In June 1999, we loaned David S. Lipson, a member of our Board of Directors, an amount of $328,210.99. The loan is interest-free unless Mr. Lipson is in default on the loan, in which case the loan accrues interest at a rate of 10% per annum. The loan is payable upon the following terms: (i) upon Mr. Lipson's death; or (ii) at such time that Mr. Lipson has sold, transferred or otherwise conveyed at least 20% of the shares he held as of June 30, 1999. As of March 31, 2002, Mr. Lipson had sold, transferred or conveyed 190,865 shares, or 8.5% of his holdings as compared to June 30, 1999. As of March 31, 2002, the outstanding balance is $328,210.99.

        Indemnification Agreements.    We have entered into indemnification agreements with our directors and executive officers for the indemnification of and advancement of expenses to such persons to the full extent permitted by law. We also intend to execute such agreements with our future directors and executive officers.

        We believe that the foregoing transactions were in our best interest. As a matter of policy the transactions were, and all future transactions between us and any of our officers, directors or principal stockholders will be approved by a majority of the independent and disinterested members of our Board of Directors, will be on terms no less favorable to us than could be obtained from unaffiliated third parties, and will be in connection with our bona fide business purposes.

REPORT OF THE AUDIT COMMITTEE

        During 2001, each of Steven Lazarus and Scott S. Parker served as members of the Audit Committee. In April 2001, the Board of Directors appointed F. Richard Nichol to fill the vacancy on the committee created by Donald R. Caldwell, a former director. Because of Dr. Nichol's consulting relationship with us, he resigned from the Audit Committee in October and Stanley R. Nelson was appointed to take his place.

        Our Audit Committee is comprised of independent directors as required by the listing standards of the Nasdaq National Market. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, which charter was amended in April 2002 and a copy of which is attached to this proxy statement as Appendix A.

        The role of the Audit Committee is to oversee our financial reporting process on behalf of the Board of Directors. Our management has the primary responsibility for our financial statements as well as our financial reporting process, principles and internal controls. The independent auditors are responsible for performing an audit of our financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.

        In this context, the Audit Committee has reviewed and discussed our audited financial statements as of and for the year ended December 28, 2001 with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the auditors their independence from us. The Audit Committee has also considered whether the independent auditor's provision of information technology services and other non-audit services to us is compatible with maintaining the auditor's independence.

        Based on the reports and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 28, 2001, for filing with the Securities and Exchange Commission.

        Submitted by the members of the Audit Committee of our Board of Directors.

                      Steven Lazarus, Chair
                      Scott S. Parker
                      Stanley R. Nelson

        The above report of the Audit Committee will not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate the same by reference.

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The Board of Directors has selected Grant Thornton LLP as our independent auditors for the fiscal year ending December 27, 2002 and has further directed that management submit the selection of such independent auditors for ratification by the stockholders at the Annual Meeting. Grant Thornton LLP has audited our financial statements since 1995. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

        Audit Fees.    The aggregate fees billed for professional services rendered by Grant Thornton LLP for the audit of our annual financial statements for the 2001 fiscal year and the reviews of the financial statements included in our quarterly reports on Form 10-Q for the 2001 fiscal year were $162,774.

        Financial Information Systems Design and Implementation Fees.    Grant Thornton LLP did not render any professional services to us of the type described in Rule 2-01(c)(4)(ii) of Regulation S-X during the 2001 fiscal year.

        All Other Fees.    The aggregate fees billed for services rendered by Grant Thornton LLP, other than fees for the services referenced under the captions "Audit Fees" and "Financial Information Systems Design and Implementation Fees", during the 2001 fiscal year were $59,550.

        The Board of Directors has considered whether Grant Thornton LLP's provision of services as set forth above is compatible with maintaining its independence, and believes that Grant Thornton LLP has retained its independence from us.

        Stockholder ratification of the selection of Grant Thornton LLP as our independent auditors is not required by our Bylaws or otherwise. However, the Board of Directors is submitting the selection of Grant Thornton LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the company and our stockholders.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2

OTHER BUSINESS

        The Board of Directors does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board of Directors, no matters are to be brought before the Annual Meeting except as specified in the notice of the Annual Meeting. As to any business that may properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in accordance with the judgment of the persons voting such proxies.

                      By Order of the Board of Directors

                      Michael A. Zuercher
                       Secretary

Long Beach, California
May 6, 2002

        A copy of our Annual Report to Stockholders for the 2001 fiscal year has been mailed concurrently with this proxy statement to all stockholders entitled to notice of and to vote at the Annual Meeting. A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 28, 2001, which was filed with the Securities and Exchange Commission on March 28, 2002, will be made promptly available without charge upon written request to: Corporate Secretary, First Consulting Group, Inc., 111 West Ocean Blvd., 4th Floor, Long Beach, California 90802, Telephone number: (562) 624-5200.

Appendix A

FIRST CONSULTING GROUP, INC.
AUDIT COMMITTEE CHARTER

PURPOSE

        The Audit Committee is a committee of the Board of Directors. Its primary function is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls that management and the Board of Directors have established, and the audit process.

        The Committee's responsibility is oversight. Management of the Company has the responsibility for the Company's financial statements as well as the Company's financial reporting process, principles and internal controls. The independent accountant is responsible for performing an audit of the Company's annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles, reviewing the Company's quarterly financial statements and other procedures. It is recognized that the members of the Committee are not engaged in the accounting or auditing profession and, consequently, are not experts in matters involving auditing or accounting, including in respect of auditor independence. As such, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements fairly present the Company's financial position and results of operation and are in accordance with generally accepted accounting principles. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons within the Company and of the professionals and experts (such as the independent auditor) from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts absent actual knowledge to the contrary and (iii) representations made by management or the independent accountant as to any information technology services of the type described in Rule 2-01(c)(4)(ii) of Regulation S-X and other non-audit services provided by the outside auditor to the Company.

COMPOSITION AND MEETINGS

        The membership of the Audit Committee shall consist of three independent members of the Board of Directors who shall serve at the pleasure of the Board of Directors. Audit Committee members and the Committee chairman shall be designated by the full Board of Directors upon the recommendation of the nominating committee. Each Committee member shall satisfy the independence requirements of The Nasdaq Stock Market. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

        The Committee shall meet at least three times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary. The Committee may meet with the independent accountant and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

PROCEDURAL MATTERS

        A majority of the then acting members of the Committee shall constitute a quorum. A majority of the members present at any meeting at which a quorum is present may act on behalf of the Committee. Unless the Board of Directors elects a Chairperson, the members of the Committee may designate a Chairperson by majority vote. The Committee will meet at such times as shall be determined by its Chairperson, or upon the request of any two of its members. The Committee will

1

keep a record of its meetings and report on them to the Board. The Committee may meet by telephone or videoconference and may take action by written consent.

DUTIES AND RESPONSIBILITIES

        In meeting its responsibilities, the Audit Committee is expected to:

Independent Accountant Matters.

1.
Provide an open avenue of communication between the independent accountant and the Board of Directors.

2.
Approve the independent accountants to be nominated, approve the compensation of the independent accountant, and review the discharge of the independent accountants. The Committee will inform the Board of Directors of its decisions.

3.
Review and assess, with management and the independent accountant, the independence of the independent accountant by:

a.
Obtaining from the independent accountant a formal written statement delineating all relationships between the independent accountant and the company, consistent with Independence Standards Board Standard No. 1.

b.
Actively engaging in a dialogue with the independent accountant with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor.

c.
Taking, or recommending that the full Board of Directors take, appropriate action to oversee the independence of the independent accountant.

4.
Inquire of management and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company, and whether the independent accountants concur. Management will continue to communicate with the Committee on a timely basis concerning issues that could have a material effect on the Company.

5.
Review the audit scope and plan of the independent accountant for the Company and major subsidiaries.

6.
Consider with management and the independent accountant the rationale for employing audit firms other than the principal independent accountant on financial accounting and reporting issues.

7.
Review with the independent accountant the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

8.
Consider and review with the independent accountant:

a.
The adequacy of the Company's internal controls including computerized information system controls and security where applicable.

b.
Any related significant findings and recommendations of the independent accountant together with management's responses thereto, including the Company's subsidiaries.

9.
Discuss with management and the independent accountant any accounting policies the independent accountant identifies as critical, and discuss any changes in the accounting policies of the Company or any changes in (or initiatives or proposals to change) any accounting or financial reporting rules that could reasonably be expected to have a material impact on the Company's financial statements.

10.
Review and discuss with management and the independent accountant: (i) any material off-balance sheet arrangements or other material financial arrangements of the Company that do not appear

2

  on the financial statements of the Company; and (ii) any transactions with parties related to or affiliated with the Company which are material in size or involve terms different from those reasonably likely to be negotiated with independent third parties and which transactions are relevant to the understanding of the Company's financial statements.

Financial Reporting.

1.
Review with management and the independent accountant at the completion of the annual examination:

a.
The Company's annual financial statements and related footnotes.

b.
The independent accountant's audit of the financial statements and its report thereon.

c.
Any significant changes required in the independent accountant's audit plan.

d.
Any significant difficulties or disputes with management encountered during the course of the audit.

e.
Other matters related to the conduct of the audit that are to be communicated to the Committee under generally accepted auditing standards.

f.
The nature of management advisory services (including fees) provided by the independent accountant during the year under audit.

2.
Review Annual Report and SEC year-end filings, prior to issuance when possible, and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

3.
Review with management and the independent accountant, any significant accounting or financial reporting issues prior to filing interim financial reports with the SEC or other regulators.

Compliance and Process Improvement.

1.
Review with management the Company's policies and procedures with respect to transactions with officers and other insiders, officers' expense accounts and perquisites, including use of corporate assets and will report to the Committee once a year on its findings. The Audit Committee also will consider the results of any review of these areas by the independent accountant.

2.
Review legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators. The Company's general counsel will meet with the Committee once a year and with its outside counsel where appropriate.

3.
Consider and approve, if appropriate, major changes to the Company's accounting principles and practices proposed by management. Discuss with the independent auditor any significant changes in auditing standards or their audit scope.

4.
The Audit Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

5.
The Committee shall provide the report for inclusion in the Company's annual proxy statement required by Item 306 of Regulation S-K of the Securities and Exchange Commission.

6.
In consultation with the independent auditor, review the integrity of the organization's financial reporting processes, both internal and external.

3

7.
Review and reassess the Committee's charter at least annually and submit any recommended changes to the Board of Directors for its consideration.

8.
Review any subsidiary Audit Committee minutes annually.

9.
Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

        The Committee will perform such other functions as assigned by law, the Company's charter or bylaws, or the Board of Directors. The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.

4

FOLD AND DETACH HERE
FIRST CONSULTING GROUP, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 25, 2002

The undersigned hereby appoints Luther J. Nussbaum and Michael A. Zuercher and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of First Consulting Group, Inc., which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of First Consulting Group, Inc. to be held at the Company's offices at 111 W. Ocean Boulevard, 4th Floor, Long Beach, California 90802 on Tuesday, June 25, 2002 at 10:00 a.m. local time (and at any and all postponements, continuations and adjournments thereof), with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1, AND FOR PROPOSALS 2 AND 3 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

(Continued and to be signed on other side)

Please Detach and Mail in the Envelope Provided

☒ PLEASE MARK YOUR VOTE AS INDICATED

PROPOSAL 1:    To elect three directors to hold office until the 2005 Annual Meeting of Stockholders.

FOR all nominees listed below (except as marked to the contrary below). ☐		WITHHOLD AUTHORITY to vote for all nominees listed below. ☐
NOMINEES:	Steven Heck Stephen E. Olson F. Richard Nichol, Ph.D.	TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE WRITE SUCH NOMINEE(S)' NAME BELOW:

PROPOSAL 2:    To ratify the selection of Grant Thornton LLP as our independent auditors for the fiscal year ending December 27, 2002.

FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL 3:    In accordance with the discretion of the proxy holders, to transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE, WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

	DATED	, 2002

Signature	Signature

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 25, 2002
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 25, 2002
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL 1 ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE
BOARD COMMITTEES AND MEETINGS
MANAGEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
COMPLIANCE UNDER SECTION 16(A) OF THE EXCHANGE ACT
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS COMPENSATION OF DIRECTORS
COMPENSATION OF EXECUTIVE OFFICERS
EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYEE AND CHANGE IN CONTROL ARRANGEMENTS; INDEMNIFICATION AGREEMENTS
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
COMPANY STOCK PRICE PERFORMANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
REPORT OF THE AUDIT COMMITTEE
PROPOSAL 2 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2
OTHER BUSINESS
FIRST CONSULTING GROUP, INC. AUDIT COMMITTEE CHARTER